UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2013

Arden Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-9904 (Commission File Number)	95-3163136 (IRS Employer Identification No.)

2020 S. Central Avenue Compton, California (Address of Principal Executive Offices)	90220 (Zip Code)

(310) 638-2842

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Arden Group, Inc. (the Company) held its Annual Meeting of Stockholders (Annual Meeting) on June 6, 2013.

(b)	At the Annual Meeting, the stockholders voted on the following:

1.         The election of three nominees to the Board of Directors with a term expiring in 2016 as follows:

	For	Withheld
Bernard Briskin	2,415,169	140,929
John G. Danhakl	2,556,053	45
Kenneth A. Goldman	2,394,590	161,508

There were no broker non-votes.

Continuing directors whose terms of office do not expire until 2014 or 2015 are:

M. Mark Albert

Robert A. Davidow

Steven Romick

2.         The stockholders voted to ratify the appointment of Moss Adams LLP, an independent registered public accounting firm, to audit the financial statements of the Company and its consolidated subsidiaries for the 2013 fiscal year as follows:

For	Against	Abstain
2,816,844	1,892	3,093

There were 251,817 broker non-votes.

Item 8.01 Other Events.

On June 7, 2013, the registrant issued a press release announcing the results of the voting at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated June 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDEN GROUP, INC. (Registrant)

Date: June 7, 2013	By:	/s/ LAURA J. NEUMANN
Name: Laura J. Neumann Title: Chief Financial Officer